SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2003

CARAUSTAR INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

NORTH CAROLINA	0-20646	58-1388387
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 JOE JERKINS BOULEVARD

Austell, Georgia 30106-3227

(Address of Principal Executive Offices)

(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

ITEM 9.	REGULATION FD DISCLOSURE; AND

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 28, 2003, Caraustar Industries, Inc. (the “Corporation”) issued a press release and held a webcast regarding its financial results for the third quarter of 2003. Copies of the October 28 press release and webcast are furnished herewith as Exhibits 99.1 and 99.2. The information being furnished in this report (including Exhibits 99.1 and 99.2) is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2003

CARAUSTAR INDUSTRIES, INC.

By:	/s/ RONALD J. DOMANICO

RONALD J. DOMANICO
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Exhibit No.

Press Release issued October 28, 2003	99.1

Transcript of Webcast held October 28, 2003	99.2